Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1993-1

KEY PERFORMANCE FACTORS
March, 1998

Scheduled Maturity                                      9/15/98


Coupon                                                  6.0500%


Excess Protection Level
   3 Month Average  7.61%
     March, 1998  8.52%
     February, 1998  7.23%
     January, 1998  7.09%



Cash Yield                                              22.39%


Investor Charge Offs                                    5.82%


Base Rate                                               8.05%


Over 35 Day Delinquency                                 5.48%


Seller's Interest                                       28.03%


Total Payment Rate                                      11.11%


Total Principal Balance                                $5,419,033,392.25


Investor Participation Amount                          $375,000,000.00


Seller Participation Amount                            $1,519,033,392.28